Loans from related companies	12 Months Ended
Dec. 31, 2024
Notes and other explanatory information [abstract]
Loans from related companies

22. Loans from related companies

The loans from related companies are repayable on demand or from March 2026 to October 2034. They carry interest at 2.5% p.a below HKD Prime Lending Rate or 3.5% to 4.13% (2023: 3.5% to 4.6%) per annum. The loans from related companies are unsecured.

Details of the repayment schedule in respect of the loans from related companies are as follows:-

	2024	2024	2023
	US$	HK$	HK$

Loans repayable:-
Within one year or on demand	2,018,353	15,677,958	15,161,771

In the second to fifth years, inclusive	2,959,055	22,985,054	32,598,417
More than five years	646,243	5,019,819	6,113,140
	3,605,298	28,004,873	38,711,557

	5,623,651	43,682,831	53,873,328